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                                                                  EXHIBIT 23.2



                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Renco Metals, Inc.

        We consent to the use of our report dated December 1, 1995 on the financial statements of Renco Metals, Inc. included in the Registration Statement on Form S-1 and to the reference to our firm under the heading "Experts" in the Prospectus.


                                       /s/ KPMG Peat Marwick LLP
                                       KPMG Peat Marwick LLP


Salt Lake City, Utah
June 12, 1996